5. Marketable securities	12 Months Ended
Dec. 31, 2020
Marketable Securities [Abstract]
Marketable securities
5.	Marketable securities

	2020	2019

FUNCINE (1)	7,061	3,849
Fundo Soberano(2)	5,220	7,329
FIC: (3)
Government bonds (3)	1,345,797	179,390
CDB (4)	17,370	216,196
Financial bills (5)	292,500	105,857
Other (6)	409,551	145,707
	2,077,499	658,328

Current portion	(2,070,438)	(654,479)
Non-current portion	7,061	3,849

(1) On December 2017, the Company, with the aim of using tax deductibility benefit for income tax and social contribution purposes, started investing in the National Film Industry Financing Fund (FUNCINE). The average remuneration in 2020 is negative by 0.34% (9.18% on December 31, 2019). The position on December 31, 2020 in the amount of R$ 7,061 (R$ 3,849 million in 2019).

(2) “Fundo Soberano” is composed only of federal government bonds. The average remuneration in 2020 is 87.71% (97.62% on December 31, 2019) of the variation of the Interbank Deposit Certificate (CDI).

(3) In August 2017, the Company invested in open FIC's (Quota Investment Fund). Funds are mostly made up of government bonds and papers from top-tier financial institutions. The average remuneration in 2020 of Investment Fund in Quotas was 112.72% (99.67 on December 31, 2019) of the variation of the Interbank Deposit Certificate (CDI).

Government bonds are fixed income financial instruments issued by the National Treasury to finance the activities of the Federal Government.

(4) The CDB operations are issued by the banks with the commitment of stock buyback by the bank itself and with predetermined taxes.

(5) The Financial bills is a fix income tittle emitted by financial institutions with the objective of a long-term fund raising

(6) Is represented by: Debentures, FIDC, commercial notes, promissory notes, bank credit note.